                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              __________________

                                   FORM 8-K
                              __________________

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                    The Securities and Exchange Act of 1934


                                August 8, 1996
- - - --------------------------------------------------------------------------------
               Date of Report (Date of earliest event reported)


                      Everest Reinsurance Holdings, Inc.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                                   Delaware
                ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                                    1-13816
                           -------------------------
                           (Commission File Number)


                                  22-3263609
                     ------------------------------------
                     (IRS Employer Identification Number)


                               3 Gateway Center
                           Newark, New Jersey  07102
                       -----------------------------------------
                   (Address of principal executive offices)


                                (201) 802-8000
                        ------------------------------
                        (Registrant's telephone number)

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ITEM 4.  CHANGES IN COMPANY'S INDEPENDENT ACCOUNTANT

         (a) Previous Independent Accountants -- On August 6, 1996, Everest Reinsurance Holdings, Inc. (the "Registrant") dismissed its independent accountants, Deloitte & Touche LLP. Prior to August 6, 1996, Deloitte & Touche LLP was engaged to audit the Registrant's financial statements. The reports by Deloitte & Touche LLP on the Registrant's financial statements for the fiscal years ended December 31, 1995 and December 31, 1994 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainity, audit scope or accounting principles. The dismissal of the former accountants was approved by the Registrant's Audit Committee.

               During the Company's two most recent fiscal years, and through August 6, 1996, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resloved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the subject matter of the disagreement in their reports. Also, there were no reportable events of the nature described in Regulation S-K Item 304(a) (1) (v) during the Company's two most recent fiscal years and through August 6, 1996.

         (b) New Independent Accountants -- The Registrant engaged Coopers & Lybrand L.L.P. as its new independent accountants as of August 6, 1996. During the two most recent fiscal years and through August 6, 1996, the Registrant has not consulted with Coopers & Lybrand L.L.P. regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements or (2) the subject matter of disagreement or a reportable event with the former auditor (as described in Regulation S-K Item 304(a) (1) (v).


ITEM 5.  OTHER EVENTS

         (a) On August 1, 1996, the Registrant issued a news release announcing that Robert A. Mulderig has become a director of the Registrant. A copy of the news release is filed herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits
              --------

              Exhibit No.                       Description
              -----------                       -----------

                  16                  Letter from Deloitte & Touche LLP
                                      regarding Item 4 (a).


                  99.1                New Release of the Registrant,
                                      dated August 1, 1996.


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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    EVEREST REINSURANCE HOLDINGS, INC.

                                    /s/ Janet Burak Melchione
                                    -----------------------------------------
                                    Janet Burak Melchione
                                    Senior Vice President, General Counsel and
                                    Secretary


Dated:  August 8, 1996


                                 EXHIBIT INDEX

Exhibit No.                   Description                        Page No.
- - - -----------                   -----------                        --------

   16                  Letter from Deloitte & Touche LLP             4
                       regarding Item 4 (a).

   99.1                News release of the Registrant,               5
                       dated August 1, 1996.



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